UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)                                                                                     January 11, 2010

MOBILE DATA CORP.
(Exact name of registrant as specified in its chapter)

Nevada	000-52958	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 601, 980 Cooperage Way, Vancouver, British Columbia		V6B 0C3
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (206) 338-2649

Endeavor Explorations Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 6, 2010, the company changed its name from “Endeavor Explorations Inc.” to “Mobile Data Corp.” by a majority vote of the shareholders.  As a result of the name change, Mobile’s trading symbol is changing to “MBYL” effective on the opening of market on January 12, 2010.

See Exhibit 3.3 - Certificate of Amendment for more details.

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Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description
3.3	Certificate of Amendment dated January 6, 2010.	Included

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Mobile Data Corp. has caused this report to be signed on its behalf by the undersigned duly authorized person.

MOBILE DATA CORP.

Dated:  January 11, 2010                                                                           By:  /s/ Belkis Jimenez Rivero
Belkis Jimenez Rivero – Director and CEO

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Exhibit 3.3

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